Exhibit 99.1

Planar Announces Fiscal Second Quarter 2014 Financial Results

Company reports 41 percent year-over-year growth in quarterly sales of Digital Signage products

BEAVERTON, Ore. – May 6, 2014 – Planar Systems, Inc. (NASDAQ: PLNR), a global leader in display and digital signage technology, recorded sales of $41.1 million and GAAP income per share of $0.01 in its second fiscal quarter ended March 28, 2014. On a Non-GAAP basis (see reconciliation table), income per share was $0.03 in the second quarter of fiscal 2014.

“I am pleased with our second quarter results,” said Gerry Perkel, Planar’s President and Chief Executive Officer. “The strong growth in digital signage product sales combined with profitability in the second quarter, keeps us in a position to achieve our goals of growing sales of digital signage products in excess of 20 percent for the full fiscal year, being profitable every quarter of the fiscal year, and expanding profitability in fiscal year 2014 compared to fiscal 2013.”

SUMMARY OF BUSINESS HIGHLIGHTS

•	Quarterly sales of digital signage products totaled $19.0 million in the fiscal second quarter of 2014, representing 41 percent growth compared with the second fiscal quarter of 2013

•	Recorded Non-GAAP EBITDA of $1.1 million in the second quarter of 2014 (see reconciliation table), resulting in $2.8 million of Non-GAAP EBITDA in the first half of fiscal 2014

•	Introduced the new 46” and 55” Simplicity Series digital signage displays to round out the Planar Simplicity Series, which offers a broad range of choices for deploying simple, sleek and affordable digital signage displays

•	Showcased the industry’s largest interactive display with Corning® Gorilla® Glass, the 84” 4K Planar® UltraRes™ Touch with ERO™ at Digital Signage Expo 2014 in Las Vegas

•	Began shipping Clarity™ Matrix LCD Video Wall Systems with G2 Architecture, which deliver a new level of visual performance as the next generation of Planar’s award-winning family of LCD video wall solutions

SECOND QUARTER FISCAL 2014 RESULTS

Sales of digital signage products totaled $19.0 million in the second fiscal quarter of 2014, a 41 percent increase from the same period a year ago. Total revenue increased 4 percent compared to the second quarter of fiscal 2013 as increases in sales of digital signage products more than offset the decline in sales of Commercial and Industrial (C&I) products. Sales of C&I products decreased 15 percent to $22.1 million compared with the same quarter a year ago. This decrease was primarily driven by lower sales of touch monitors, desktop monitors, rear projection cubes, and high-end home products, partially offset by higher sales of custom C&I displays.

The Company’s consolidated gross profit margin, as a percentage of sales (on a Non-GAAP basis), was 23.6 percent in the second quarter of 2014, up from 20.4 percent in the second quarter of 2013 (see reconciliation table). The improvement in gross profit rate is the result of both a higher concentration of higher margin digital signage product sales relative to lower margin C&I products as well as higher gross profit rates on sales of digital signage products compared with the prior year. The Company has been expanding its differentiated line of digital signage products and leveraging higher volumes to improve overall gross profit rates on sales of digital signage products.

Total operating expenses (on a Non-GAAP basis) for the second quarter of 2014 were flat with the same quarter last year at $9.4 million (see reconciliation table), as the Company has been working to grow revenue at faster rate than expenses, leveraging its existing expense base as much as possible.

The Company’s cash balance decreased $0.2 million sequentially to $13.0 million at the end of the second fiscal quarter of 2014 compared to the end of the first quarter of fiscal 2014, as reductions in inventory, which improved inventory turns to 4.4, were roughly offset by an increase in accounts receivable and a decrease in accounts payable.

BUSINESS OUTLOOK

Looking forward, for the full fiscal year 2014, the Company continues to believe it can achieve between 20 and 30 percent revenue growth for sales of digital signage products compared with fiscal year 2013. As a result, the Company expects revenue in the range of $165-175 million and is increasing its forward looking estimate for full fiscal year 2014 Non-GAAP income per share to $0.15 to $0.20. In the short-term, the Company expects to see continued strong revenue growth for digital signage products in the third quarter, driving overall revenue growth for the third quarter in excess of 10 percent compared with the third quarter of 2013. As a result, the Company currently anticipates revenue in the range of $41.5-43.5 million and Non-GAAP income per share of $0.01 to $0.03 in the third fiscal quarter of 2014.

Results of operations and the business outlook will be discussed in a conference call today, May 6, 2014, beginning at 2:00 PM Pacific Time. The call can be heard via the Internet through a link on Planar’s website, www.planar.com, or through numerous other investor sites, and will be available for replay until June 6, 2014. The Company intends to post on its website a transcript of the prepared management commentary from the conference call shortly after the conclusion of the call.

ABOUT PLANAR

Planar Systems Inc. (NASDAQ: PLNR) is a global leader in display and digital signage technology, providing premier solutions for the world’s most demanding environments. Retailers, educational institutions, government agencies, businesses, utilities and energy firms, and home theater enthusiasts all depend on Planar to provide superior performance when image experience is of the highest importance. Planar video walls, large format LCD displays, interactive touch screen monitors and many other solutions are used by the world’s leading organizations in applications ranging from digital signage to simulation and from interactive kiosks to large-scale data visualization. Founded in 1983, Planar is headquartered in Oregon, USA, with offices, manufacturing partners and customers worldwide. For more information, visit www.planar.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to Planar’s business operations and prospects, including statements under the “Business Outlook” heading relating to the Company’s expected revenue growth, revenue range and Non-GAAP income per share range for fiscal 2014, and the Company’s expected revenue growth, total revenue range and Non-GAAP income per share range for the third quarter of fiscal 2014. These statements are made pursuant to the safe harbor provisions of the federal securities laws. These and other forward-looking statements, which may be identified by the inclusion of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “goal” and variations of such words and other similar expressions, are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. These statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements: poor or weakened domestic and international business and economic conditions; changes or reductions in the demand for products in the various display markets served by the Company; any delay in the timing of customer orders or the Company’s ability to ship product upon receipt of a customer order; the extent and timing of any additional expenditures by the Company to address business growth opportunities; any inability to reduce costs or to do so quickly enough, in either case, in response to reductions in revenue; adverse impacts on the Company or its operations relating to or arising from any inability to fund desired expenditures, including due to difficulties in obtaining necessary financing; changes in the flat-panel monitor industry; changes in customer demand or ordering patterns; changes in the competitive environment including pricing pressures, increased commoditization or the ability to keep pace with technological changes; technological advances; shortages of manufacturing capacity from the Company’s third-party manufacturing partners or other interruptions in the supply of components the Company incorporates in its finished goods including as a result of natural disasters; future production variables resulting in excess inventory and other risk factors listed from time to time in the Company’s periodic filings with the Securities and Exchange Commission (SEC). The forward-looking statements contained in this press release speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.

MEDIA CONTACTS: Kim Brown Planar Systems, Inc. 503.748.6724 kim.brown@planar.com	INVESTOR CONTACTS: Ryan Gray Planar Systems, Inc. 503.748.8911 ryan.gray@planar.com

Note Regarding the Use of Non-GAAP Financial Measures:

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), the Company’s earnings release contains Non-GAAP financial measures that exclude certain items set forth in the reconciliations of the Non-GAAP financial measures to the most directly comparable GAAP financial measures. The exclusions relate primarily to charges of a non-cash nature. Management uses the Non-GAAP financial measures for internal managerial purposes, including as a means to compare period-to-period results on a consolidated basis and as a means to evaluate the Company’s results on a consolidated basis compared to those of other companies. In addition, management uses certain of these measures when publicly providing forward-looking statements on expectations regarding future consolidated basis financial results. The Company discloses this information to the public to enable investors to be able to more easily assess the Company’s performance on the same basis applied by management. The Non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the Non-GAAP financial measures to the most directly comparable GAAP financial measures.

Planar Systems, Inc.

Consolidated Statement of Operations

(In thousands, except per share amounts)

(unaudited)

	Three months ended		Six months ended
	Mar. 28,2014	Mar. 29, 2013	Mar. 28, 2014	Mar. 29, 2013
Sales	$41,077	$39,441	$81,532	$83,616
Cost of Sales	31,414	31,429	62,137	64,595

Gross Profit	9,663	8,012	19,395	19,021
Operating Expenses:
Research and development, net	1,469	1,828	2,713	3,855
Sales and marketing	5,054	5,044	9,727	10,104
General and administrative	3,189	2,913	6,456	6,326
Amortization of intangible assets	—	148	—	295
Restructuring	10	—	21	194
Loss (gain) on sale of assets	—	(177)	—	1,314

Total Operating Expenses	9,722	9,756	18,917	22,088
Income (Loss) from operations	(59)	(1,744)	478	(3,067)
Non-operating income (expense):
Interest, net	82	48	135	65
Foreign exchange, net	(10)	95	(53)	(13)
Other, net	274	181	449	296

Net non-operating income	346	324	531	348
Income (loss) before taxes	287	(1,420)	1,009	(2,719)
Provision (benefit) for income taxes	59	(140)	151	43

Net Income (loss)	$228	$(1,280)	$858	$(2,762)

Net Income (loss) per share - basic	$0.01	($0.06)	$0.04	($0.13)
Net Income (loss) per share - diluted	$0.01	($0.06)	$0.04	($0.13)
Weighted average shares outstanding - basic	21,302	20,643	21,207	20,558
Weighted average shares outstanding - diluted	21,458	20,643	21,424	20,558

Planar Systems, Inc.

Consolidated Balance Sheets

(In thousands)

(unaudited)

	Mar. 28, 2014	Sept. 27, 2013
ASSETS
Cash	$13,000	$11,971
Accounts receivable, net	22,605	22,821
Inventories	28,421	30,003
Other current assets	4,110	2,426

Total current assets	68,136	67,221
Property, plant and equipment, net	5,683	6,434
Other assets	4,513	6,230

	$78,332	$79,885

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable	$15,830	$17,042
Current portion of capital leases	850	759
Deferred revenue	1,738	1,685
Other current liabilities	11,746	12,848

Total current liabilities	30,164	32,334
Long-term portion of capital leases	41	394
Other long-term liabilities	4,721	5,390

Total liabilities	34,926	38,118
Common stock	187,074	186,202
Retained deficit	(141,232)	(141,735)
Accumulated other comprehensive loss	(2,436)	(2,700)

Total shareholders’ equity	43,406	41,767

	$78,332	$79,885

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, unaudited)

	For the three months ended
	Mar. 28, 2014	Mar. 29, 2013
Gross Profit:
GAAP Gross Profit	9,663	8,012
Share-based compensation	21	28

Total Non-GAAP adjustments	21	28

NON-GAAP GROSS PROFIT	9,684	8,040

NON-GAAP GROSS PROFIT PERCENTAGE	23.6%	20.4%

Research and Development:
GAAP research and development expense	1,469	1,828
Share-based compensation	(10)	(35)

Total Non-GAAP adjustments	(10)	(35)

NON-GAAP RESEARCH AND DEVELOPMENT EXPENSE	1,459	1,793

Sales and Marketing:
GAAP sales and marketing expense	5,054	5,044
Share-based compensation	(49)	(82)

Total Non-GAAP adjustments	(49)	(82)

NON-GAAP SALES AND MARKETING EXPENSE	5,005	4,962

General and Administrative:
GAAP General and Administrative Expense	3,189	2,913
Share-based compensation	(294)	(279)

Total Non-GAAP adjustments	(294)	(279)

NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSE	2,895	2,634

Operating Expenses:
GAAP Total Operating Expenses	9,722	9,756
Share-based compensation	(353)	(396)
Amortization of intangible assets	—	(148)
Restructuring charges	(10)	—
Loss (gain) on sale of assets	—	177

Total Non-GAAP adjustments	(363)	(367)

NON-GAAP TOTAL OPERATING EXPENSES	9,359	9,389

Reconciliation of GAAP to Non-GAAP Financial Measures Continued

(In thousands, unaudited)

	For the three months ended
	Mar. 28, 2014	Mar. 29, 2013
Income (Loss) from Operations:
GAAP income (loss) from operations	(59)	(1,744)
Share-based compensation	374	424
Amortization of intangible assets	—	148
Restructuring charges	10	—
Loss (gain) on sale of assets	—	(177)

Total Non-GAAP adjustments	384	395

NON-GAAP INCOME (LOSS) FROM OPERATIONS	325	(1,349)

Income (Loss) before taxes & EBITDA:
GAAP income (loss) before taxes	287	(1,420)
Share-based compensation	374	424
Amortization of intangible assets	—	148
Restructuring charges	10	—
Loss (gain) on sale of assets	—	(177)
Foreign exchange, net	10	(95)

Total Non-GAAP adjustments	394	300

NON-GAAP INCOME (LOSS) BEFORE TAXES	681	(1,120)

Depreciation	437	374

NON-GAAP EBITDA	1,118	(746)

Net Income (Loss):
GAAP Net Income (loss)	228	(1,280)
Share-based compensation	374	424
Amortization of intangible assets	—	148
Restructuring charges	10	—
Loss (gain) on sale of assets	—	(177)
Foreign exchange, net	10	(95)
Income tax effect of reconciling items	(10)	280

Total Non-GAAP adjustments	384	580

NON-GAAP NET INCOME (LOSS)	612	(700)

GAAP weighted average shares outstanding - basic	21,302	20,643
NON-GAAP weighted average shares outstanding - diluted	21,458	20,643
GAAP Net Income (Loss) per share - basic	$0.01	($0.06)
Non-GAAP adjustments detailed above	0.02	0.03
NON-GAAP NET INCOME (LOSS) PER SHARE (basic)	$0.03	($0.03)
GAAP Net Income (Loss) per share - diluted	$0.01	($0.06)
Non-GAAP adjustments detailed above	0.02	0.03
NON-GAAP NET INCOME (LOSS) PER SHARE (diluted)	$0.03	($0.03)

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, unaudited)

	For the six months ended
	Mar. 28, 2014	Mar. 29, 2013
Gross Profit:
GAAP Gross Profit	19,395	19,021
Share-based compensation	46	53

Total Non-GAAP adjustments	46	53

NON-GAAP GROSS PROFIT	19,441	19,074

NON-GAAP GROSS PROFIT PERCENTAGE	23.8%	22.8%

Research and Development:
GAAP research and development expense	2,713	3,855
Share-based compensation	(19)	(82)

Total Non-GAAP adjustments	(19)	(82)

NON-GAAP RESEARCH AND DEVELOPMENT EXPENSE	2,694	3,773

Sales and Marketing:
GAAP sales and marketing expense	9,727	10,104
Share-based compensation	(86)	(151)

Total Non-GAAP adjustments	(86)	(151)

NON-GAAP SALES AND MARKETING EXPENSE	9,641	9,953

General and Administrative:
GAAP General and Administrative Expense	6,456	6,326
Share-based compensation	(637)	(583)

Total Non-GAAP adjustments	(637)	(583)

NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSE	5,819	5,743

Operating Expenses:
GAAP Total Operating Expenses	18,917	22,088
Share-based compensation	(742)	(816)
Amortization of intangible assets	—	(295)
Restructuring charges	(21)	(194)
Loss (gain) on sale of assets	—	(1,314)

Total Non-GAAP adjustments	(763)	(2,619)

NON-GAAP TOTAL OPERATING EXPENSES	18,154	19,469

Reconciliation of GAAP to Non-GAAP Financial Measures Continued

(In thousands, unaudited)

	For the six months ended
	Mar. 28, 2014	Mar. 29, 2013
Income (Loss) from Operations:
GAAP income (loss) from operations	478	(3,067)
Share-based compensation	788	869
Amortization of intangible assets	—	295
Restructuring charges	21	194
Loss (gain) on sale of assets	—	1,314

Total Non-GAAP adjustments	809	2,672

NON-GAAP INCOME (LOSS) FROM OPERATIONS	1,287	(395)

Income (Loss) before taxes & EBITDA:
GAAP income (loss) before taxes	1,009	(2,719)
Share-based compensation	788	869
Amortization of intangible assets	—	295
Restructuring charges	21	194
Loss (gain) on sale of assets	—	1,314
Foreign exchange, net	53	13

Total Non-GAAP adjustments	862	2,685

NON-GAAP INCOME (LOSS) BEFORE TAXES	1,871	(34)

Depreciation	915	685

NON-GAAP EBITDA	2,786	651

Net Income (Loss):
GAAP Net Income (loss)	858	(2,762)
Share-based compensation	788	869
Amortization of intangible assets	—	295
Restructuring charges	21	194
Loss (gain) on sale of assets	—	1,314
Foreign exchange, net	53	13
Income tax effect of reconciling items	(38)	56

Total Non-GAAP adjustments	824	2,741

NON-GAAP NET INCOME (LOSS)	1,682	(21)

GAAP weighted average shares outstanding - basic	21,207	20,558
NON-GAAP weighted average shares outstanding - diluted	21,424	20,558
GAAP Net Income (Loss) per share - basic	$0.04	($0.13)
Non-GAAP adjustments detailed above	0.04	0.13
NON-GAAP NET INCOME (LOSS) PER SHARE (basic)	$0.08	$0.00
GAAP Net Income (Loss) per share - diluted	$0.04	($0.13)
Non-GAAP adjustments detailed above	0.04	0.13
NON-GAAP NET INCOME (LOSS) PER SHARE (diluted)	$0.08	$0.00

Planar Systems, Inc.

Revenue by Product Line

(In millions)

(unaudited)

	Three months ended			% Change
	Mar. 28, 2014	Mar. 29, 2013	Dec. 27, 2013	vs. Prior Year	vs. Prior Quarter
Digital Signage Sales	$19.0	$13.4	$19.0	41%	0%
Commercial & Industrial Sales	22.1	26.0	21.5	-15%	3%
Desktop Monitors	7.7	9.0	8.1	-14%	-5%
Rear Projection Cubes	4.1	6.3	5.0	-34%	-18%
Touch Monitors	3.7	5.3	3.2	-31%	16%
High-end Home	1.7	2.5	1.7	-35%	0%
Custom Commercial & Industrial	4.7	2.6	3.3	81%	42%
Other	0.2	0.3	0.2	-24%	0%

Total Sales	$41.1	$39.4	$40.5	4%	1%

Planar Systems, Inc.

Revenue by Product Line

(In millions)

(unaudited)

	Six months ended		% Change
	Mar. 28, 2014	Mar. 29, 2013	vs. Prior Year
Digital Signage Sales	$37.9	$30.3	25%
Commercial & Industrial Sales	43.6	53.3	-18%
Desktop Monitors	15.8	17.7	-11%
Rear Projection Cubes	9.1	12.4	-26%
Touch Monitors	6.9	10.2	-32%
High-end Home	3.4	5.5	-39%
Custom Commercial & Industrial	8.0	4.6	74%
Electroluminescent(1)	—	2.3	-100%
Other	0.4	0.6	-35%
Total Sales	$81.5	$83.6	-3%

Electroluminescent(1)	—	2.3	-100%

Total Sales without Electroluminescent	$81.5	$81.3	0.2%

(1)	In the first quarter of 2013, the Company sold the assets and liabilities related to the Electroluminescent product line, including custom glass, which was included in other commercial & industrial sales.